                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                  FORM 8-K/A-2
                                (Amendment No. 2)
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): JUNE 30, 1997



                           BROOKTROUT TECHNOLOGY, INC.
               (Exact name of Registrant as specified in charter)



              MASSACHUSETTS                      0-20698                                 04-2814792
     ---------------------------------------------------------------------------------------------------
     (State or other jurisdiction        (Commission file number)                      (IRS employer
             of incorporation)                                                       identification no.)




                       410 FIRST AVENUE, NEEDHAM, MA 02194
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (781) 449-4100
                                 --------------
              (Registrant's telephone number, including area code)




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                                TABLE OF CONTENTS




                                                                                             Page
                                                                                             ----

Item 2.  Acquisition of Assets                                                                 1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits                    1

Signature                                                                                      2

Financial Information

         Condensed Consolidated Financial Statements of Business Acquired

               Unaudited Condensed Consolidated Statements of Income of Netaccess, Inc.
               for the Nine Months Ended June 30, 1997 and June 30, 1996                      F-1

               Unaudited Condensed Consolidated Statements of Cash Flows of Netaccess,
               Inc. for the Nine Months Ended June 30, 1997 and June 30, 1996                 F-2

               Notes to Unaudited Condensed Consolidated Financial Statements                 F-3

         Pro Forma Financial Information

               Pro Forma Condensed Consolidated Statement of Operations
               for the Year Ended December 31, 1996                                           P-1

Item 2. ACQUISITION OF ASSETS

        On June 30, 1997, Brooktrout Technology, Inc. (the "Registrant") entered into and closed a definitive agreement to acquire substantially all of the assets and assume certain specific liabilities of Netaccess, Inc., a Delaware corporation ("Netaccess"), for approximately $11 million in cash.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        The financial statements listed below and included herein supplement and, to the extent previously filed, replace the financial statements previously filed with the Registrant's Form 8-K/A filed on September 15, 1997.

        The financial statements, as required by Item 7, are herein provided for Netaccess, Inc. Netaccess, Inc. was acquired by the Company on June 30, 1997, as described in the Company's Form 8-K dated July 15, 1997, which is hereby incorporated by reference.

        Audited financial statements of Netaccess, Inc. as of and for the year ended September 30, 1996 were previously provided in the Company's Form 8-K/A dated September 15, 1997, which is incorporated herein by reference.

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                    Condensed Consolidated Statements of Income of Netaccess for the Nine Months Ended June 30, 1997 and June 30, 1996.

                    Condensed Consolidated Statements of Cash Flows of Netaccess for the Nine Months Ended June 30, 1997 and June 30, 1996.

                    Notes to Unaudited Condensed Consolidated Financial Statements.

        (b)  PRO FORMA FINANCIAL INFORMATION

             The following unaudited pro forma condensed consolidated financial statement is filed with this report:

                    Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996

        A pro forma condensed consolidated balance sheet is not required as the transactions noted above are reflected in the balance sheet filed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

        (c)  EXHIBITS.

                    None.


                                       1
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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BROOKTROUT TECHNOLOGY, INC.




Date: September 19, 1997             By: /s/ Robert C. Leahy
                                         --------------------------------------
                                         Robert C. Leahy
                                         Vice President of Finance and
                                         Operations and Treasurer
                                         (Principal Financial and
                                         Accounting Officer)



                                       2


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                                 NETACCESS, INC.
           Unaudited Condensed Consolidated Statements of Operations
                      (In thousands, except per share data)


                                                           Nine Months Ended June 30,
                                                           --------------------------
                                                             1997             1996
                                                           --------         --------
REVENUE ...........................................         $13,618          $17,271

Cost and expenses:
  Cost of product sold ............................           8,607            9,098
  Research and development ........................           2,368            2,383
  Selling, general and administrative .............           4,314            4,956
                                                            -------          -------

      Total cost and expenses .....................          15,289           16,437
                                                            -------          -------

INCOME (LOSS) FROM OPERATIONS .....................          (1,671)             834

Interest expense, net .............................              (3)              (9)
                                                            -------          -------

Income (loss) before income tax provision
  (benefit) .......................................          (1,674)             825

Income tax provision (benefit) ....................            (492)             264
                                                            -------          -------

NET INCOME (LOSS) .................................         $(1,182)         $   561
                                                            =======          =======








See notes to condensed consolidated financial statements.



                                      F-1
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                                 NETACCESS, INC.
           Unaudited Condensed Consolidated Statements of Cash Flows
                                 (In thousands)


                                                                           Nine Months Ended
                                                                                June 30,
                                                                        -----------------------
                                                                          1997            1996
                                                                        --------        -------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss) .........................................        $(1,182)        $   561
     Adjustments to reconcile net income to cash
       provided by operating activities:
          Depreciation and amortization ........................            599             328
          Increase (decrease) in cash from:
              Accounts receivable ..............................          2,683          (4,496)
              Inventory ........................................            491          (1,374)
              Other current assets .............................          3,502           1,234
              Accounts payable and accrued expenses ............         (1,228)           (674)
                                                                        -------         -------
                 Cash provided by (used in) operating
                  activities ...................................          4,865          (4,421)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Expenditures for equipment and furniture ..................           (637)           (246)
                                                                        -------         -------

                 Cash provided by (used in) investing
                  activities ...................................           (637)           (246)
                                                                        -------         -------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Due to/from Xircom, Inc. ..................................         (4,026)          4,080
                                                                        -------         -------

                 Cash provided by (used in) financing
                  activities ...................................         (4,026)          4,080
                                                                        -------         -------

INCREASE (DECREASE) IN CASH AND EQUIVALENTS ....................            202            (587)

CASH AND EQUIVALENTS, BEGINNING OF PERIOD ......................            127             615
                                                                        -------         -------

CASH AND EQUIVALENTS, END OF PERIOD ............................        $   329         $    28
                                                                        =======         =======







See notes to condensed consolidated financial statements.

NETACCESS, INC.

Notes to Unaudited Condensed Consolidated Financial Statements

1.   Basis of Presentation

     On June 30, 1997, Netaccess, Inc. (the "Company") was acquired by Brooktrout Technology, Inc. ("Brooktrout"), which was accounted for under the purchase method of accounting.

     The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles and should be read in conjunction with the audited consolidated financial statements incorporated by reference in or included in Brooktrout's Form 8-K/A filed September 15, 1997.

     In the opinion of management, the accompanying unaudited condensed financial statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the interim periods presented.

     The operating results for the interim periods presented are not necessarily indicative of the results which could be expected for the full year.

     An unaudited condensed balance sheet has not been provided, as the balances of the Company are included in the unaudited condensed consolidated balance sheet of Brooktrout, presented in Brooktrout's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.



                                      F-3
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            UNAUDITED PRO FORMA CONDENSED COMBINING INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                             Pro forma
                                                                                   ----------------------------
                                                        Brooktrout    Netaccess    Adjustments         Combined
                                                        ----------    ---------    -----------         --------
Revenue                                                  $58,827       $26,116                         $84,943

Cost and expenses:
    Cost of  product sold                                 26,059        14,865      $   303 (3)(4)      41,227
    Research and development                               7,175         3,337                          10,512
    Selling, general and administrative                   13,666         6,772                          20,438
    Acquisition related costs                              1,236                                         1,236
    Write-off of goodwill and other
      intangible assets                                       --         4,338       (4,338)(6)             --
                                                         -------       -------      -------            -------
       Total cost and expenses                            48,136        29,312       (4,035)            73,413

Income (loss) from operations                             10,691        (3,196)       4,035             11,530

Other income:                                              1,282             6                           1,288
                                                         -------       -------      -------            -------
Income (loss) before income tax
  provision (benefit)                                     11,973        (3,190)       4,035             12,818

Income tax provision (benefit)                             5,108           (77)         404 (5)          5,435
                                                         -------       -------      -------            -------

Net income (loss)                                        $ 6,865       ($3,113)     $ 3.631            $ 7,383
                                                         =======       =======      =======            =======

Income per common share                                  $  0.63                                       $  0.68
                                                         =======                                       =======

Weighted average number of common and
  common equivalent shares outstanding                    10,901                                        10,901
                                                         =======                                       =======




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